PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
          (Carson Industrial Park; Carson, California)

     THIS AGREEMENT is made and entered into as of April 21, 1997 by and between CARLYLE INCOME PLUS, LTD., an Illinois limited partnership (hereinafter called "Seller"), and KOLL CORNERSTONE
II, a California general partnership (hereinafter called
"Buyer").
                        R E C I T A L S

     A. Seller is the owner of certain real property in an industrial park located in the City of Carson, County of Los
Angeles, State of California, consisting in the aggregate of approximately 205,783 square feet of space in multi-tenant industrial buildings (collectively, the "Premises").
     B.   Buyer desires to purchase, and Seller desires to sell,
such Premises on the terms and conditions hereinafter documented.
     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:
     1.   Purchase and Sale.  Seller shall sell to Buyer, and
Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A", attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures, supplies and fixtures located upon the
Land, all right, title and interest of Seller in and to those items of personal property located upon or about the Land and described in Exhibit "B", attached hereto and made a part hereof, all right, title and interest of Seller in and to the name
"Carson Industrial Park", and, to the extent assignable, all right, title and interest of Seller in and to all leases,
contract rights, agreements, licenses, permits, tenant lists, advertising material and telephone exchange numbers (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.
     2.   Purchase Price.  The purchase price (the "Purchase
Price") for the Property shall be the sum of $7,200,000, as
adjusted by the prorations set forth in paragraph 5D below.
     3.   Payment of Purchase Price.  The Purchase Price shall be
paid to Seller by Buyer as follows:
     A.   Escrow Deposit.  Concurrently herewith, Buyer shall
deliver $100,000 (which amount, together with all interest earned thereon, is herein called the "Escrow Deposit") to Commerce
Escrow Company, at its offices at 1545 Wilshire Boulevard, Suite
600, Los Angeles, California, Attention:  Ms. Karen Castillo
(which company, in its capacity as escrow holder hereunder, is called "Escrow Holder").  The Escrow Deposit shall be delivered to Escrow Holder by wire transfer of immediately available
federal funds or by bank or cashier's check drawn on a national bank reasonably satisfactory to Seller. The amounts deposited hereunder shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement.  At all times that the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii)
United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. The Escrow Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.
     B. Closing Payment. The balance of the Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the Closing Date (the amount to be paid under this subparagraph C being herein called the "Closing Payment").
     4.   Conditions Precedent
     A.   Title Matters.
     (1)  Title Report.  Seller has ordered (and upon receipt
shall deliver to Buyer) a copy of a preliminary title report or a commitment for title insurance (in either case, the "Preliminary
Title Report") covering the Property from Chicago Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"), together with copies of all exceptions to title referenced thereto.  In
addition, Seller has ordered (and upon receipt shall deliver to
Buyer) an update of that certain ALTA as-built survey of the
Property dated August 4, 1988, prepared by Psomas and Associates, which survey shall be certified to Buyer, its lender, if any, and Title Company ("Survey"). If Buyer shall fail to deliver written notice ("Title Objection Notice") setting forth those title and survey matters to which Seller objects on or before the date which is fifteen (15) days following Buyer's receipt of the later of the Preliminary Title Report and the Survey (the "Title Review Period"), Buyer shall be deemed to have approved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Survey. Approval by Buyer of any additional exceptions to title or survey matters disclosed after the end of the Title Review Period shall be a condition precedent to Buyer's obligation to purchase the Property (Buyer hereby agreeing that such approval shall not be unreasonably withheld).  Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of ten (10) days after receipt of written notice thereof or the Closing Date,
Buyer shall be deemed to have approved said exceptions or survey matters; provided, however, that in the event that the Closing
Date occurs prior to said ten (10) day period, Buyer shall have the option, in its reasonable discretion, to extend the Closing
Date for up to three (3) days to provide Buyer with the
opportunity to review any material additional title or survey matters disclosed after the end of the Title Review Period.  If for any reason, on or before the Closing Date Seller does not cause such exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) to be removed at no cost or expense to Buyer (Seller having the right but not the obligation to do so), the obligation of Seller to sell, and Buyer to buy, the Property as herein
provided shall terminate (and Seller and Buyer shall have no further obligations in connection herewith, except for the return of the Escrow Deposit to Buyer).  Buyer shall have the option to waive the condition precedent set forth in this paragraph 4A(1)
by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied. All matters set forth on the
Preliminary Title Report which are not timely objected to by
Buyer, are herein called the "Permitted Exceptions". The term "Permitted Exceptions" shall additionally include (i) any title matters objected to by Buyer, which objections are subsequently waived in writing by Buyer, and (ii) any title matters objected to by Buyer, which objections are cured to Buyer's satisfaction.
     (2)  Exceptions to Title.  Buyer shall be obligated to
accept title to the Property, subject to the following exceptions to title:
     (a)  Real estate taxes and assessments not yet due and
payable;
     (b)  The printed exceptions which appear in the standard
form owner's policy of title insurance issued by Title Company;
and
     (c)  The Permitted Exceptions.
Conclusive evidence of the availability of such title shall be the willingness of Title Company to issue to Buyer on the Closing
Date a standard form ALTA extended coverage owner's title
insurance policy ("Owner's Policy"), in the face amount of the Purchase Price, which policy shall (i) show title to the Property to be vested of record in Buyer, (ii) show the Permitted
Exceptions to be the only exceptions to title, and (iii) contain such endorsements as Buyer shall require (and the Title Company shall agree to issue) prior to the expiration of the Title Review
Period.
     B.   Due Diligence Reviews.  Except for title and survey
matters (which shall be subject to the provisions of paragraph 4A above), Buyer shall have until 5:00 p.m. (Central time) on June
6, 1997 (the "Due Diligence Period") within which to complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, service contracts, and all physical, environmental and compliance matters and conditions respecting the Property.
Without limitation thereon, Buyer acknowledges the Property is, and has been, utilized for industrial purposes, that hazardous or toxic materials may be present at, on, in or under the Property and that, subject to the provisions set forth hereinafter in this paragraph, Seller shall provide Buyer with a so-called "phase I site assessment" from a reputable environmental engineer
respecting the environmental condition of the Property.  During the Due Diligence Period, Seller shall continue to provide Buyer with reasonable access to the Property upon reasonable advance notice and either has or shall hereafter make available to Buyer, to the extent in Seller's possession, such leases, service
contracts and other contracts, agreements and documents known to Seller which presently affect or describe the Property. Without limitation on the foregoing, within five (5) days after the date hereof, Seller shall deliver to Buyer or make available to Buyer within a forty (40) mile radius of Buyer's office, complete and legible copies of the items listed in James Abbey's letter to
Buyer dated March 18, 1997, a copy of which letter is attached hereto as Exhibit "B-2" and made a part hereof.  In addition,
Seller shall continue to provide Buyer with access (i) to the appropriate books and records kept by Seller relating to the operation of the Property, and (ii) to appropriate personnel at the Property as Seller and Buyer may reasonably agree, in either case during normal business hours provided Buyer has given Seller at least twenty-four (24) hours advance notice thereof.  Buyer shall promptly commence, and shall diligently and in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and
examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such actual damage, loss, cost or expense (the
foregoing obligation surviving any termination of this
Agreement); provided, however, that Buyer shall not be liable for discovering conditions at the Property which it did not cause or otherwise exacerbate. In no event shall Buyer make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings or the like) without Seller's consent (and shall in all events promptly return the Property to its prior condition and repair thereafter).  So long as Seller makes any such representative reasonably available (which Seller agrees to do during normal business hours provided Buyer has given Seller twenty-four (24) hours notice thereof), Seller shall have the right, at its option, to cause a representative of
Seller to be present at all inspections, reviews, tenant
interviews and examinations conducted hereunder.  Unless
otherwise required by law, Buyer shall keep all information or data received or discovered in connection with any of the
inspections, reviews or examinations strictly confidential;
provided, however, that Buyer shall be entitled to disclose such information to Buyer's attorneys, accountants, consultants and prospective debt and equity financing sources who reasonably need to be informed in connection with Buyer's determinations
hereunder (and who shall, in turn, be required to keep such information confidential). If, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine that it intends to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "Approval Notice")(and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B). If, however, on or before the expiration of the Due Diligence Period, (i) based upon its review, examination or inspection, Buyer shall determine that it no longer intends to acquire the Property, or (ii) if Buyer shall fail to deliver the Approval Notice to Seller, and instructions to deliver the entire Escrow Deposit to Seller on or before the expiration of the Due Diligence Period pursuant to this paragraph
4B (in which case Buyer shall be deemed to have determined that it no longer intends to acquire the Property), this Agreement, and the obligations of the parties, shall terminate and the
Escrow Deposit shall be returned to Buyer.
     C.   Estoppel Certificates.  Receipt of estoppel
certificates ("Tenant Estoppel Certificates"), dated not more than twenty-five (25) days prior to the Closing Date, from a sufficient numbers of tenants at the Property so that Tenant
Estoppel Certificates shall be received with respect to not less than 85% of the net rentable square feet of space covered by leases in effect as of the date hereof, shall be a condition precedent to Buyer's obligation to purchase the Property
hereunder. Each Tenant Estoppel Certificate shall either be substantially in the form provided in Exhibit "C" attached hereto and made a part hereof or in the form, if any, prescribed in the applicable tenant lease; provided, however, that Seller shall reasonably cooperate with Buyer in the event that Buyer's lender requires a different form. Seller's sole obligation hereunder shall be to utilize commercially reasonable efforts to obtain a
Tenant Estoppel Certificate from each tenant at the Property
(such reasonable efforts obligations not including any obligation to institute legal proceedings or to expend monies therefor), but such obligation shall not affect the provision of such Tenant
Estoppel Certificates as a condition precedent to closing.
     D.   Performance by Seller.  The performance and observance,
in all material respects, by Seller of all covenants and
agreements of this Agreement to be performed or observed by
Seller prior to or on the Closing Date shall be a condition
precedent to Buyer's obligation to purchase the Property. In addition, in the event that the "Seller Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Seller contained in paragraph 7A below which are not otherwise permitted or
contemplated by the terms of this Agreement, then Buyer shall have the right, in its sole and absolute discretion, to terminate this Agreement.  Buyer shall have the option to waive the
condition precedent set forth in this paragraph 4E by written notice to Seller.  In the event of such waiver, such condition shall be deemed satisfied.
     E.   Performance by Buyer.  The performance and observance,
in all material respects, by Buyer of all covenants and
agreements of this Agreement to be performed or observed by it prior to or on the Closing Date shall be a condition precedent to Seller's obligation to sell the Property. In addition, in the event that the "Buyer Closing Certificate" (as hereinafter
defined) shall disclose any material adverse changes in the representations and warranties of Buyer contained in paragraph 7B below which are not permitted or contemplated by the terms of this Agreement, then Seller shall have the right, in its sole and absolute discretion, to terminate this Agreement. Seller shall have the option to waive the condition precedent set forth in this paragraph 4D by written notice to Buyer.  In the event of such waiver, such condition shall be deemed satisfied.
     5. Closing Procedure Transactions. The sale and purchase herein provided shall be consummated at a closing conference
("Closing Conference"), which shall be held on the Closing Date at the offices of Seller's counsel, Pircher, Nichols & Meeks at
1999 Avenue of the Stars, Suite 2600, Los Angeles, California
90067, or through escrow through the mail.  As used herein,
"Closing Date" means June 25, 1997, or such earlier date as may be agreed upon by Buyer and Seller in writing.
     A.   Escrow.  By the Closing Date, the parties shall deliver
to Escrow Holder, the following:  (1) by Seller, a duly executed and acknowledged original grant deed ("Deed") in favor of Buyer, in the form of Exhibit "D" attached hereto and made a part
hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds.  Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Escrow Holder in form reasonably
acceptable to such parties in order to effectuate the intent hereof.  The conditions to the closing of such escrow shall
include the Escrow Holder's receipt of the Deed, the Closing
Payment, the commitment of the Title Company to issue the Owner's Policy in the form specified in paragraph 4A(2) hereof, and an authorization notice from each of Buyer and Seller (and each of
Buyer and Seller shall be obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).
     B. Delivery to Parties. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then on the
Closing Date (1) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation, (2) the Closing
Payment (and the Escrow Deposit) shall be delivered to Seller by and through Escrow Holder, and (3) at the Closing Conference, the following items shall be delivered:
     (1)  Seller Deliveries.  Seller shall deliver to Buyer the following:
     (a)  A duly executed and acknowledged bill of sale,
assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "E" attached hereto and made a part hereof;
     (b) A certificate of Seller ("Seller Closing Certificate") updating the representations and warranties contained in paragraph 7A hereof to the Closing Date and noting any changes thereto;
     (c)  Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller satisfying both federal and state law requirements;
     (d)  Evidence reasonably satisfactory to Buyer and Escrow
Holder respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and
     (e)  Such additional documents as may be reasonably required by Buyer and Title Company in order to consummate the
transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).
     (2)  Buyer Deliveries.  Buyer shall deliver to Seller the
following:
     (a)  A duly executed and acknowledged Assignment and
Assumption Agreement;
     (b) A certificate of Buyer ("Buyer Closing Certificate") updating the representations and warranties contained in paragraph 7B hereof to the Closing Date and noting any changes thereto;
     (c)  Evidence reasonably satisfactory to Seller and Escrow
Holder respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and
     (d)  Such additional documents as may be reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).
     C. Closing Costs. Seller shall pay (i) the documentary or transfer taxes attributable to the Deed, (ii) the title insurance premiums (at a rate not in excess of standard issue rates) attributable to standard CLTA coverage respecting the Owner's
Policy, and (iii) the costs of the Survey.  Buyer shall pay all title insurance premiums attributable to the Owner's Policy in excess of standard CLTA coverage, as well as any costs
attributable to ALTA coverage in connection therewith or for other so-called "extended coverage" or for any endorsements to the Owner's Policy, to the extent any of the foregoing is
requested by Buyer (provided, however, that Seller shall bear the cost of such curative endorsements that Seller agrees in writing to pay for based on Buyer's objections, it being expressly
understood and agreed that Seller has the right, but not the obligation, to agree to pay for such curative endorsements), all costs and expenses related to Buyer's due diligence examinations, reviews and inspections, and all intangible, sales or use taxes attributable to the transactions hereunder. Seller and Buyer shall each pay one-half of the cost of recording the Deed and any closing escrow charges. Seller and Buyer shall each pay its own attorney's fees and expenses and its own respective shares of prorations as hereinafter provided.
     D.   Prorations.
     (1) Items to be Prorated. The following shall be prorated between Seller and Buyer as of the Closing Date:
     (a)  All real estate taxes and assessments on the Property for the current year.  In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date). Seller shall be obligated to pay for those taxes accruing during its term of ownership of the Property, regardless of when the bills for such taxes are received.
     (b)  All fixed and additional rentals under the Leases and other tenant charges.  Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all security deposits (to the extent the foregoing were made by tenants under the tenant leases and are not applied or forfeited prior to the Closing Date in accordance with such tenant leases in Seller's normal course of business as more particularly set forth in paragraph 7D(3) below) to Buyer on the Closing Date.  Rents which are delinquent as of the Closing
Date shall not be prorated on the Closing Date.  Buyer shall include such delinquencies in its normal billing and shall
diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any Lease).  To the extent Buyer receives rents on or after the Closing Date, such payments shall be
applied first toward then current rent owed to Buyer in
connection with the applicable Lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller may not pursue any remedy against any tenant which is still a tenant of the Property as of the Closing Date without first obtaining Buyer's written consent. With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.
     (c)  All payments due under "Service Agreements" (as
hereinafter defined) which are being assigned to, and assumed by, Buyer at Closing.
     (d)  All utility costs and other normal and customary
operating expenses.
     (2)  Calculation.  The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by
Buyer and Seller.  In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. The obligations of Seller and Buyer under this paragraph 5D(2) shall survive the closing.
     6.   Condemnation or Destruction of Property.  In the event
that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no
obligation to repair or replace any such damage or destruction.
Seller shall, upon consummation of the transaction herein
provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable.  In connection with any
assignment of insurance proceeds hereunder, Seller shall credit
Buyer with an amount equal to the applicable deductible amount under Seller's insurance; provided, however, if the amount of such deductible shall exceed $100,000, Seller shall have the right to terminate this Agreement by notice to Buyer given on or before the Closing Date (whereupon the Escrow Deposit shall be returned to Buyer). In the event the condemnation award or the cost of repair of damage to the Property on account of a
casualty, as applicable, shall exceed $100,000 (or if a casualty is uninsured, and Seller does not elect to credit Buyer with an amount equal to the cost to repair such uninsured casualty,
Seller having the right, but not the obligation, to do so), Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date and receive a refund of the
Escrow Deposit.
     7.   Representations, Warranties and Covenants.
     A.   Representations, Warranties and Covenants of Seller.
     (1)  General Disclaimer.  Except as specifically set forth in paragraph 7A(2) below or in the documents delivered by Seller at closing pursuant to paragraph 5B(1) hereof, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the
environmental condition of the Property (including, but not
limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting income, expenses, charges, liens or encumbrances, rights or
claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence
Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in paragraph 7A(2) below or in the
documents delivered by Seller at closing pursuant to paragraph
5B(1) hereof, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the
Owner's Policy.
     (2)  Limited Representations and Warranties of Seller.
Seller hereby represents and warrants to Buyer that, except as set forth in Exhibit "F" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue, incomplete or misleading in any material manner (and, for this purpose, Seller's knowledge shall mean the present actual knowledge of Brian K. Ellison only, who is Vice President of JMB Realty Corporation and partnership coordinator who has overseen, and is presently overseeing and has the overall responsibility for, the investment of Seller in the Property (after having made reasonable inquiry of Seller's third party property manager with respect to the representations and warranties contained in this Agreement)):
     (a)  List of Leases.  Attached as Exhibit "G" and made a
part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property ("List of Leases"), and Seller is not in monetary default or material non-monetary default under any of such tenant leases that remains uncured.
     (b)  Litigation.  There is no pending or threatened (in
writing) action, litigation, condemnation, eminent domain
proceeding or other proceeding against the Property or against
Seller (or any of its partners or principals) with respect to the
Property.
     (c)  Compliance.  Seller has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with
applicable laws and ordinances.
     (d)  Service Agreements.  Other than those which are
cancelable on 30 days' notice without payment of any fees, there are no service agreements or contracts ("Service Agreements") or other agreements (other than as expressly set forth in this
Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "H" attached hereto and made a part hereof, and Seller is not in monetary default or material non-monetary default thereunder that remains uncured.
     (e) Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a limited partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement.  Seller has the legal capacity and
authority to enter into this Agreement and consummate the
transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this
Agreement).
     (f) Environmental Matters.  Except as set forth in the
reports described in Exhibit "I" attached hereto and made a part hereof (the "Environmental Reports"), Seller has received no written notice of the existence, deposit, storage, removal,
burial or discharge of any material known to Seller to be a
"Hazardous Material" at, upon, under or within the Property, in an amount which violate any "Environmental Law" (as hereinafter defined). The term "Hazardous Material" shall mean (i) asbestos and any chemicals, flammable, toxic or corrosive substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local
government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or
any instrumentality now or hereafter authorized to regulate
materials and substances in the environment which has
jurisdiction over the Property ("Environmental Agency"), and (ii)
any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the
Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of any
Environmental Agency ("Environmental Law").  Buyer hereby
acknowledges that it is acquiring the Property subject to the matters disclosed in the Environmental Reports, and Buyer shall at Closing, assume the obligations for, and release Seller from any liability relating to (whether under local, state or federal law), any matters disclosed in the Environmental Reports, but not any other liability relating to Hazardous Materials not disclosed in the Environmental Reports.
     (g)  Binding Effect of Documents.  This Agreement and the
other documents to be executed by Seller pursuant hereto, upon execution and delivery thereof by Seller, will have been duly entered into by Seller, and will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.
     (h)  Conflict With Existing Agreements and Laws.  Neither
the execution of this Agreement nor the consummation by Seller of the transactions contemplated hereby will, (i) result in the breach of the terms or provisions of or constitute a default under or result in the termination of any contract or agreement to which Seller is a party or by which the Property is bound;
(ii) constitute a violation of any law, statute, regulation or ordinance applicable to Seller or the Property; or (iii) result in the creation of any lien, charge or encumbrance upon the
Property or any part thereof.
     (i)  Agreements of Sale and Options.  There are no
outstanding liens or rights of third parties to acquire any
interest in the Property or any portion thereof.
     (j) Bankruptcy. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws filed by
Seller or pending or threatened in writing against Seller or the
Property.
     (k)  Knowledge.  Brian K. Ellison is the Vice President of
JMB Realty Corporation and partnership coordinator overseeing
Seller's ownership of the Property, has held such position since Seller acquired the Property (except for a two-year period when an individual no longer employed by JMB Realty Corporation held such position), and is the most knowledgeable individual within
JMB Realty Corporation regarding the Property.
     B.   Representations and Warranties of Buyer.  Buyer
represents and warrants to Seller as follows:  This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a general partnership, duly organized and validly existing and in good standing under the laws of the State of California, and is duly authorized and
qualified to do all things required of it under this Agreement;
and Buyer has the legal capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise set forth in this Agreement).
     C.   Survival.  Any cause of action of a party for a breach
of the foregoing representations and warranties shall survive until December 15, 1997, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate.  Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the
Closing Date that any of the representations or warranties of
Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this
Agreement, and Buyer nonetheless closes the transactions
hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).
     D.   Interim Covenants of Seller.  Until the Closing Date or
the sooner termination of this Agreement:
     (1)  Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business,
including maintaining existing insurance policies, which existing insurance policies are listed on Exhibit "K" attached hereto and made a part hereof (or insurance policies consisting of
substantially similar coverage) with respect to the Property
(such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.
     (2)  Seller shall not enter into any additional service
contracts or other similar agreements without the prior written consent of Buyer, except those deemed reasonably necessary by
Seller which are cancelable without payment of any fee on 30 days' notice (and Seller shall promptly provide Buyer with copies of all such additional service contracts).
     (3)  Seller shall continue to offer the Property for lease and deal with tenants in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date.
After the date hereof, Seller shall not apply or declare a
tenant's security deposit forfeited due to such tenant's failure to pay fixed or additional rentals or other tenant charges due under such tenant's lease, until the date which is ten (10)
business days after the expiration of any applicable grace period (assuming such grace period is at least ten (10) calendar days in length) for such payment in such tenant's lease. In addition, after the date hereof, Seller shall not enter into any new leases or modifications of existing leases thereafter without the
written consent of Buyer. Such consent will not be unreasonably withheld or materially delayed. If Buyer fails to deliver its consent or disapproval of a request by Seller to enter into a new lease or to modify an existing Lease on or before the date which is two (2) business days following Buyer's receipt after Seller's request therefor, Buyer shall be deemed to have approved the new lease or modification of existing lease, as applicable.  In the event that Seller enters into a new lease or modifies an existing lease after the date hereof without the consent of Buyer, Buyer shall have the right to terminate this Agreement by notifying
Seller of its exercise of such right by delivering to Seller written notice thereof within five (5) days after Seller notifies Buyer in writing that Seller has entered into such new lease or modification. In the event of the delivery by Buyer to Seller of such written notice, this Agreement, and the obligations of the parties hereunder, shall terminate and the Escrow Deposit shall be returned to Buyer.  If Buyer shall fail to deliver such
written notice on or before the end of such five (5) day period,
Buyer shall be deemed to have agreed that the new lease or modification is or are acceptable to Buyer and that Buyer intends to proceed with the acquisition of the Property (and, thereafter, Buyer shall have no further right to terminate this Agreement as a result of such new lease or modification).  Notwithstanding anything herein to the contrary, Buyer shall bear all costs and expenses related to any new leases or modifications of existing leases entered into after the expiration of the Due Diligence
Period (unless Buyer shall have theretofore failed to deliver an Approval Notice pursuant to paragraph 4B hereof).
     8.   Indemnification.
     A.   By Buyer.  Buyer shall hold harmless, indemnify and
defend Seller and its constituent partners from and against:
(1) any and all third party claims for Buyer's torts or breaches of contract related to the Property and occurring on or after the Closing Date, (2) any and all loss, damage and third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date, and (3) all costs and expenses, including reasonable attorney's fees incurred by Seller as a result of the foregoing.
     B.   By Seller.  Seller shall hold harmless, indemnify and defend
Buyer and its constituent partners from and against:    (1) any
and all third party claims for Seller's torts or breaches of contract related to the Property and occurring prior to the Closing Date, and (2) all costs and expenses, including reasonable attorney's fees incurred by Buyer as a result of the foregoing. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Owner's Policy as to such matters.)
     C. Generally. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within thirty (30) days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 10 days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.
     9.   DISPOSITION OF DEPOSITS.  IF THE TRANSACTION HEREIN
PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER
THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS
AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, AND BUYER SHALL
HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE
READY, WILLING AND ABLE TO CLOSE (ALTHOUGH BUYER SHALL NOT BE
REQUIRED TO DEPOSIT WITH ESCROW HOLDER THE CLOSING PAYMENT SO
LONG AS BUYER IS ABLE TO PROVIDE REASONABLE EVIDENCE OF ITS
ABILITY TO DEPOSIT SUCH SUM), THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER
OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF SELLER'S DEFAULT, AND BUYER SHALL HAVE FULLY PERFORMED ITS
OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO
CLOSE (ALTHOUGH BUYER SHALL NOT BE REQUIRED TO DEPOSIT WITH
ESCROW HOLDER THE CLOSING PAYMENT SO LONG AS BUYER IS ABLE TO
PROVIDE REASONABLE EVIDENCE OF ITS ABILITY TO DEPOSIT SUCH SUM),
THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS
AGREEMENT AND FILE A LIS PENDENS AGAINST THE PROPERTY IN
CONNECTION WITH SUCH SPECIFIC ENFORCEMENT NOT LATER THAN THIRTY
(30) DAYS AFTER SELLER'S DEFAULT (BUT NO OTHER ACTION, FOR
DAMAGES OR OTHERWISE, SHALL BE PERMITTED). IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE SOLELY BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT, AND SELLER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING
AND ABLE TO CLOSE, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION
HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED
AS A PARTIAL PAYMENT OF THE PURCHASE PRICE.  IN CONNECTION WITH
THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR
EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO
ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH
BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION
OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT
OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S
BREACH OR DEFAULT.  IN THE EVENT THE SALE OF THE PROPERTY SHALL
NOT BE CONSUMMATED SOLELY ON ACCOUNT OF BUYER'S DEFAULT, AND
SELLER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND
SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN THE RETENTION OF
THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY
UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 10I HEREOF.


     Seller's Initials                  Buyer's Initials

   10.    Miscellaneous.
     A.   Brokers.
     (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and, except for any claims by Broker which are Seller's responsibility hereunder, Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this paragraph 10 A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.
     (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to Richard Ellis, LLC and CB Commercial (collectively, the "Brokers") pursuant to a separate written agreement. The foregoing payment shall be the sole commissions, fees or payments payable to Brokers in connection with the transactions hereunder. Under no circumstances shall Buyer be obligated to pay compensation to Brokers in connection with the transactions hereunder.
     B.   Limitation of Liability.
          (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $500,000.
          (2) Except as specifically set forth in paragraph 10B(3) below, no constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation and the individual(s) specified in paragraph 7A(2) above) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).
          (3) Seller agrees and covenants to maintain at least $500,000 in cash or liquid assets in its partnership account for purposes of satisfying its obligations under this Agreement until the later of (i) December 15, 1997, and (ii) the date of final resolution of any claim made in writing to Seller by Buyer prior to December 15, 1997 (and as to which litigation with respect thereto is commenced within thirty (30) days after December 15,
1997). The foregoing obligation of Seller shall be guaranteed by JMB Realty Corporation. Notwithstanding the foregoing provisions, Buyer acknowledges that Seller may reduce the $500,000 reserve provided for herein but that, pursuant to the guaranty set forth in this paragraph 10B(3), JMB shall be liable for the amount by which $500,000 exceeds the amount so retained by Seller.
     C. Entire Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.
     D. Time of the Essence. Time is of the essence of this Agreement.
     E. Interpretation. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.
     F. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
     G. Successors and Assigns. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement, without the prior written consent of Seller, to a limited partnership, general partnership or limited liability company in which Buyer (or its affiliate, Cornerstone Ventures) is the managing general partner or managing member, as applicable, and has not less than a 10% interest in the profits in such limited partnership, general partnership or limited liability company. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.
     H. Notices. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):
     To Buyer:

     Koll Cornerstone II
     4590 MacArthur Boulevard, Ste. 610
     Newport Beach, California  92660
     Attention:  Mr. James V. Camp
     Facsimile No.: (714) 250-0592

     With Copy To:

     Morgan, Lewis & Bockius LLP
     801 South Grand Avenue, Ste. 2200
     Los Angeles, California 90017
     Attention:  William D. Ellis, Esq.
     Facsimile No.: (213) 612-2554

     To Seller:

     Carlyle Income Plus, Ltd.
     c/o JMB Realty Corporation
     900 North Michigan Avenue
     Chicago, Illinois 60611
     Attention:  Brian K. Ellison
     Facsimile No.: (312) 915-2399

     With Copies To:

     Pircher, Nichols & Meeks
     1999 Avenue of the Stars
     Suite 2600
     Los Angeles, California 90067
     Attention:  Real Estate Notices (GML)
     Facsimile No.: (310) 201-8922

     And To:

     Richard Ellis, LLC
     Three First National Plaza
     Chicago, Illinois 60602
     Attention:  Mr. James G. Abbey
     Facsimile No.: (312) 899-0923

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Notices may be given by facsimile transmission and shall be deemed given upon the actual receipt of the same by the individual to which they are addressed, and shall be promptly followed by a hard copy notice by mail as provided above. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.
     I. Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.
     J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
     K. Reporting Person. Seller and Buyer hereby designate Escrow Holder as the Real Estate Reporting Person for purposes of
Section 6045 of the Internal Revenue Code; and Escrow Holder, by its execution below, hereby accepts such appointment.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                         CARLYLE INCOME PLUS, LTD.,
                         an Illinois limited partnership

                         By:  JMB REALTY CORPORATION,
                              a Delaware corporation,
                              Corporate General Partner

                         By:  Brian K. Ellison
                              Name:  BRIAN K. ELLISON
                              Title: Vice President
                                             "Seller"


                         KOLL CORNERSTONE II,
                         a California general partnership

                         By:  CORNERSTONE VENTURES, INC.
                              a California corporation,
                              General Partner

                              By:  James V. Camp
Name:  JAMES V. CAMP
                              Title: Senior Vice President
                                                      "Buyer"
                ESCROW HOLDER'S ACKNOWLEDGEMENT


     The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Date: April 23, 1997          COMMERCE ESCROW COMPANY,
                         a California corporation


                         By:  Karen L. Castillo
                         Name: KAREN L. CASTILLO
                              Title: Escrow Officer
                                                 "Escrow Holder"